Exhibit 99.3

©2022 Ideanomics / Confidential & Proprietary 1 November 9, 2022 Q3 2022 Earnings NASDAQ: IDEX

©2022 Ideanomics / Confidential & Proprietary 2 DISCLOSURE AND FORWARD - LOOKING STATEMENTS This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

©2022 Ideanomics / Confidential & Proprietary 3 SVP, Investor Relations TONY SKLAR NASDAQ: IDEX

©2022 Ideanomics / Confidential & Proprietary 4 CEO ALF POOR NASDAQ: IDEX

©2022 Ideanomics 5

©2022 Ideanomics 6 Charging pad images have been altered to replace WAVE’s former logo with WAVE’s current logo.

©2022 Ideanomics 7 PERFORMANCE AND STRATEGY Growing EV and Charging Revenue Focus on the Greatest Areas of Market Opportunity Exit Non - core Businesses and Markets

©2022 Ideanomics 8

©2022 Ideanomics 9 CFO STEPHEN JOHNSTON NASDAQ: IDEX Charging pad images have been altered to replace WAVE’s former logo with WAVE’s current logo.

©2022 Ideanomics 10 Strong Increase in US and EU EV Revenue • Total Revenue of $24.3M • EV and charging Revenue of $16.2M with a 50% YOY increase • US & EU EV and charging revenue of $8.8M and 4x higher YOY • Gross loss of $0.7M and gross margin of (2.7%) FINANCIAL HIGHLIGHTS A ROBUST CAPITAL DISCIPLINE PROGRAM AND A CLEAR FINANCING STRATEGY

©2022 Ideanomics 11 EV & CHARGING PRODUCTS AND SERVICES IN CORE MARKETS Increase year - over - year 50% Higher for the US and EU, our focus markets 4 X

©2022 Ideanomics 12 With a robust capital discipline program and a clear financing strategy IDEANOMICS' FOCUS Robust capital discipline program Laser focus on smart spending Create a leaner, more focused company CAPITAL DISCIPLINE Raise capital from diverse sources Strategic third - party capital for Solectrac , Energica Capitalization expected in 2022, with emphasis on non - dilutive financing CAPITALIZATION

©2022 Ideanomics 13 President, Ideanomics Mobility ROBIN MACKIE NASDAQ: IDEX

©2022 Ideanomics 14 EXPERIA LAUNCH 2022 INDONESIAN NATIONAL POLICE

©2022 Ideanomics 15 SOLECTRAC ASSEMBLY LINE UNIVERSITY OF CALIFORNIA FLEET Source / Read More

©2022 Ideanomics 16 US HYBRID TOP STACKER CONVERSION

©2022 Ideanomics 17 NASDAQ: IDEX WAVE WIRELESS CHARGING VEHICLE RECEIVERS

©2022 Ideanomics 18 CEO ALF POOR NASDAQ: IDEX

©2022 Ideanomics 19 WE MAKE ELECTRIFICATION FAST, SIMPLE AND MORE AFFORDABLE Combining vehicles, charging and financing under one roof Customer - centric front - end planning One of the first “As - a - Service” models in EV and charging + +

©2022 Ideanomics 20 Q&A NASDAQ: IDEX